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                                                                   EXHIBIT 10.55


                   WAIVER UNDER LOAN AND SECURITY AGREEMENT
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THIS WAIVER UNDER LOAN AND SECURITY AGREEMENT, dated as of January 10, 2001
(this "Waiver"), is made by and between GENERAL ELECTRIC CAPITAL CORPORATION, a
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New York corporation ("Lender"), NUTRITION FOR LIFE INTERNATIONAL, INC., a Texas
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corporation ("Leading Borrower"), NL ACQUISITION COMPANY, a Delaware corporation
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("NLAC"), ASH CORP. f/k/a AC ACQUISITION COMPANY, a Delaware corporation
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("ASH"), BACTOLAC PHARMACEUTICAL INC. f/k/a BPI ACQUISITION COMPANY, a Delaware
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corporation ("BPI"; Leading Borrower, ASH, NLAC and BPI being collectively
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referred to as "Borrowers").
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                                  WITNESSETH:
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WHEREAS, Borrowers and Lender are parties to that certain Loan and Security
Agreement, dated as of November 15, 1999 (as it may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; capitalized
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terms used herein shall have the meanings ascribed thereto in the Loan
Agreement) under which Lender agreed to make certain loans and extension of credit to Borrowers; and

WHEREAS, Borrower has requested that Lender waive certain Events of Default under Loan Agreement, as more fully set forth herein, and Lender is agreeable to such request only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

                              STATEMENT OF TERMS
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     1.   Waiver of Default. Lender hereby waives the Events of Default arising
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solely out of Borrower's failure (a) to maintain a Minimum Net Worth of
$25,500,000 for the period ending September 30, 2000, as required by Section 4.2 to the Loan Agreement and Section 2 of Schedule G to the Loan Agreement, and (b) to maintain a Fixed Charge Coverage of not less than 1.5 to 1.0 for the period ending September 30, 2000 as required by Section 4.2 of the Loan Agreement and
Section 1 of Schedule G to the Loan Agreement.

     2.   Representations and Warranties. To induce Lender to enter into this
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Waiver, each Credit Party hereto hereby represents and warrants to Lender that:
(a) each representation and warranty of the Credit Parties set forth in the Loan Agreement is true and correct on and as of the date hereof after giving affect to this Waiver (except to the extent that any representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period); (b) no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Waiver; (c) each Credit Party hereto has the power and is duly authorized to enter into, deliver and perform this Waiver; and (d) this Waiver is the legal, valid and binding obligation of such Credit Party enforceable against it in accordance with its terms.
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     3.   Conditions Precedent to Effectiveness of this Waiver. The
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effectiveness of this Waiver is subject to the fulfillment of the following conditions precedent:

          (a) Lender shall have received one or more counterparts of this Waiver duly executed and delivered by the Credit Parties hereto; and

          (b) Lender shall have received a Waiver Fee of $10,000 and a Documentation Fee of $500.

     4.   Special Covenant Concerning Appraisals. Lender shall be provided an
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updated appraisal on all machinery and equipment located at ASHCO. The appraisal will be performed on a net orderly liquidation basis by an appraiser acceptable to the Lender. Borrower will reimburse Lender for all expenses relating to the appraisal. Borrower's failure to comply with this covenant shall be Event of Default under the Loan Agreement.

     5.   Continuing Effect of Loan Agreement. Except as expressly modified
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hereby, the provisions of the Loan Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and this Waiver shall be limited precisely as drafted and shall not constitute a waiver of any Event of Default or a modification of any terms and conditions of the Loan Agreement other than as expressly set forth herein. The granting of the Waiver shall not impose or imply any obligation on Lender to grant a waiver on any future occasion.

     6.   Counterparts. This Waiver may be executed in multiple counterparts,
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each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

     7.   Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN
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ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO
CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered as of the day and year first specified above.

                                        NUTRITION FOR LIFE INTERNATIONAL, INC.


                                        By:___________________________________
                                        Name:
                                        Title:

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                                          NL ACQUISITION COMPANY
                                          ASH CORP. f/k/a AC ACQUISITION CORP.
                                          BACTOLAC PHARMACEUTICAL INC. f/k/a
                                          BPI ACQUISITION COMPANY


                                          By:_________________________________
                                          Name:
                                          Title:


                                          GENERAL ELECTRIC CAPITAL CORPORATION


                                          By:_________________________________
                                          Name:
                                          Title: Duly Authorized Signatory

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